UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PATRIOT SCIENTIFIC CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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December 8, 2009

Dear Patriot Scientific Corporation Stockholder:

On behalf of the Board of Directors and the management of Patriot Scientific Corporation, I'm pleased to extend a personal invitation to you to attend the annual meeting of stockholders of Patriot Scientific Corporation, which will be held from 2:00 PM until 4:00 PM on Thursday, January 28, 2010 at the InterContinental Chicago in Chicago, Illinois.

Sincerely,

/s/ Clifford L. Flowers
Clifford L. Flowers
CFO and Interim CEO

PATRIOT SCIENTIFIC CORPORATION
Carlsbad Corporate Plaza
6183 Paseo Del Norte, Suite 180
Carlsbad, California 92011
(760) 547-2700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 28, 2010

Notice is hereby given that the Annual Meeting of Stockholders of Patriot Scientific Corporation will be held on January 28, 2010, at 2 p.m. (Central Standard Time) at the InterContinental Chicago, 505 North Michigan Avenue, Chicago, Illinois 60611, for the following purpose:

1.	To ratify the selection by our board of directors of KMJ Corbin & Company to serve as our independent auditors for the fiscal year ending May 31, 2010.

2.	To elect our board of directors.

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our board of directors has fixed the close of business on December 3, 2009, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting of stockholders and any postponements or adjournments thereof. A list of stockholders entitled to vote at the annual meeting of stockholders will be available at our corporate offices for 10 days prior to the date of the meeting.

We hope you will use this opportunity to take an active part in the affairs of Patriot Scientific Corporation by voting on the business to come before the annual meeting of stockholders either by executing and returning the enclosed proxy or by casting your vote in person at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL OUT THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT YOUR SHARES BE REPRESENTED AT THE MEETING TO ASSURE THE PRESENCE OF A QUORUM. ANY STOCKHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED OR BY ATTENDING THE MEETING AND, HAVING NOTIFIED THE  SECRETARY IN WRITING OF REVOCATION, VOTING IN PERSON.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE COMPLETED AND RETURNED.

PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, DEPOSITORY, OR OTHER STOCKHOLDER OF RECORD AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU FIRST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

BY ORDER OF THE BOARD OF DIRECTORS

December 8, 2009	/s/ Clifford L. Flowers
San Diego, California	Clifford L. Flowers
Corporate Secretary

PATRIOT SCIENTIFIC CORPORATION
Carlsbad Corporate Plaza
6183 Paseo Del Norte, Suite 180
Carlsbad, California 92011

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Patriot Scientific Corporation, a Delaware corporation (the “Company,” “we,” or “our”), for use in connection with the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held on January 28, 2010 at the InterContinental Chicago, located at 505 North Michigan Avenue, Chicago, Illinois at 2 p.m. (Central Standard Time), and any and all postponements or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Our telephone number is (760) 547-2700 and our facsimile number is (760) 547-2705. This Proxy Statement and the accompanying form of proxy are expected to be mailed to stockholders on or about December 11, 2009.

Accompanying this Proxy Statement is the proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. A stockholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice of revocation to our Corporate Secretary, by executing a proxy bearing a later date, or by attending the Annual Meeting and, having notified the Corporate Secretary in writing of revocation, voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the specifications on such proxy.

In addition to solicitation by use of the mail, certain of our directors, officers and employees may, without receiving additional compensation therefore, solicit the return of proxies by telephone, telegram or personal interview. We have requested that brokerage houses and custodians, nominees and fiduciaries forward soliciting materials to their principals, the beneficial owners of the common stock and have agreed to reimburse them for reasonable out-of-pocket expenses in connection therewith.  We may, at our discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies.  We will bear the costs of the solicitation of proxies from our stockholders.

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting of Stockholders
to be Held on January 28, 2010

The proxy statement and our annual report to stockholders,
which includes our Annual Report on Form 10-K,
are available at www.shareholdermaterial.com/ptsc

DESCRIPTION OF SECURITIES AND VOTING

The Board has fixed the close of business on December 3, 2009 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting.  Only holders of record of common stock on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.  As of the Record Date, we had 410,149,523 shares of common stock, $0.00001 par value per share (“Common Stock”), outstanding and entitled to vote. A majority of the shares entitled to vote on the record date, present in person or represented by proxy, will constitute a quorum at the meeting.

Each share of Common Stock issued and outstanding on the record date is entitled to one vote on any matter presented for consideration and action by the stockholders at the Annual Meeting. With respect to all matters other than the election of directors, the affirmative vote of a majority of the voting shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions will have no effect for the purpose of determining whether a director has been elected. Unless otherwise instructed, proxies solicited and received by us will be voted “FOR” ratification of the selection of KMJ Corbin & Company to serve as our independent auditors for the fiscal year ending May 31, 2010, and “FOR” the nominees named herein for election as directors.  If any matters other than those referred to herein should properly come before the Annual Meeting, it is the intention of the proxy holders to vote such proxies in accordance with his or her best judgment.

If a broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on any proposal that requires specific instructions (a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter. Pursuant to Delaware law, a broker non-vote will not be treated as present or voting in person or by proxy on the proposal. In determining whether a proposal has passed in a circumstance where the vote required is a majority of the shares present and entitled to vote on the subject matter, abstentions, but not broker non-votes, will be treated as shares present and entitled to vote on the subject matter. Broker non-votes will be counted when our certificate of incorporation or applicable law requires the affirmative vote of a majority of the outstanding shares.  Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote those shares on routine matters.  Routine matters include the election of directors and the ratification of independent auditors.  Non-routine matters include actions on stock plans and most amendments to our Certificate of Incorporation.

Our directors and executive officers, together with their respective affiliates, beneficially own approximately 2.2% of the outstanding Common Stock, and they have indicated that they intend to vote their shares in favor of all proposals set forth in this Proxy Statement.

The Common Stock is quoted on the OTC Bulletin Board under the symbol “PTSC” and traded in the over-the-counter market.

Transfer Agent and Registrar.  Interwest Transfer Company, Inc., 1981 Murray Holladay Road, Suite 100, Salt Lake City, Utah 84117, acts as transfer agent and registrar for the Common Stock. Their telephone number is (801) 272-9294.

Dividend Policy.  On February 22, 2007, our Board of Directors adopted a semi-annual dividend payment policy, subject to determination by our Board that payment of a dividend would be reasonable and prudent in light of our financial condition, other possible applications of our available resources, and relevant business considerations. The declaration and payment of dividends on our Common Stock is at the absolute discretion of the Board and will depend, among other things, on our earnings, financial condition and capital requirements.  During the fiscal year ended May 31, 2009, we paid no dividends on our Common Stock.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of December 3, 2009, the stock ownership of each of our officers and directors, of all our officers and directors as a group, and of each person known to us to be a beneficial owner of 5% or more of our Common Stock. The number of shares of Common Stock outstanding as of December 3, 2009, was 410,149,523.  Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power over such shares.  Each individual’s address is Carlsbad Corporate Plaza, 6183 Paseo Del Norte, Suite 180, Carlsbad, California 92011.

Name	Amount & Nature of Beneficial Ownership	Percent of Class
Gloria H. Felcyn, CPA	1,759,700 (1)	*
Helmut Falk, Jr.	3,672,731 (2)	*
Carlton M. Johnson, Jr.	1,925,000 (3)	*
Harry (Nick) L. Tredennick III	280,000 (4)	*
Donald E. Schrock	250,000 (5)	*
Dharmesh Mistry	211,111 (6)	*
Clifford L. Flowers	750,000 (7)	*
All directors & officers as a group (7 persons)	8,848,542 (8)	2.16%

*Less than 1%

(1)	Includes 950,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days of December 3, 2009.

(2)	Includes 900,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days of December 3, 2009.

(3)	Includes 1,400,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days of December 3, 2009.

(4)	Includes 100,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days of December 3, 2009.

(5)	Represents shares issuable upon the exercise of outstanding stock options exercisable within 60 days of December 3, 2009.

(6)	Represents shares issuable upon the exercise of outstanding stock options exercisable within 60 days of December 3, 2009.

(7)	Represents shares issuable upon the exercise of outstanding stock options exercisable within 60 days of December 3, 2009.

(8)	Includes 4,561,111 shares issuable upon the exercise of outstanding stock options exercisable within 60 days of December 3, 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and persons who beneficially own 10% or more of a class of our securities registered under Section 12 of the Exchange Act to file initial reports of beneficial ownership of our common stock and other equity securities and changes in beneficial ownership with the Securities and Exchange Commission (“SEC”). Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish us with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of copies of the Forms 3, 4 and 5 and amendments thereto, furnished to us by the persons required to make such filings during the 2009 fiscal year, and our own records, we believe no person subject to Section 16 of the Exchange Act with respect to our Company failed to file timely a report required by Section 16(a) of the Exchange Act during the most recent fiscal year.

PROPOSAL NUMBER 1
RATIFICATION OF THE APPOINTMENT OF KMJ CORBIN & COMPANY

The Audit Committee of the Board has appointed KMJ Corbin & Company, certified public accountants to serve as our independent auditors for the fiscal year ending May 31, 2010. Our stockholders are being requested to ratify the appointment. KMJ Corbin & Company has served as our independent auditors and accountants since November 23, 2005. A representative of KMJ Corbin & Company will be available via telephone at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

Vote Required; Board Recommendation

The Board recommends a vote in favor of this proposal. The affirmative vote of a majority of the votes cast will be required to approve this proposal.

PROPOSAL NUMBER 2
ELECTION OF DIRECTORS

Our bylaws provide that the number of our directors may be no less than three and no more than seven, with the exact number to be fixed as the Board determines. The Board has currently fixed the number of directors at six; effective upon the election of directors at the Annual Meeting, the Board has fixed the number of directors at five. The Board has nominated the following individuals for election to the Board: (i) Carlton M. Johnson, Jr., (ii) Helmut Falk, Jr., (iii) Gloria H. Felcyn, (iv) Donald E. Schrock and (v) Dharmesh Mistry. If elected, each director will serve until the next annual meeting of stockholders and thereafter until their respective successors have been elected and duly qualified. The Board has no reason to expect that any of the nominees will not stand for election or decline to serve if elected. There is no arrangement between any director or nominee and any other person pursuant to which such director or nominee was or is to be selected as a director or nominee.

UNLESS OTHERWISE SPECIFIED, ALL PROXIES RECEIVED WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES. IF ANY NOMINEE SHOULD NOT STAND FOR ELECTION FOR ANY REASON, YOUR PROXY WILL BE VOTED FOR ANY PERSON OR PERSONS DESIGNATED BY THE BOARD TO REPLACE SUCH NOMINEE.

The following table and biographical summaries set forth information, including principal occupation and business experience, concerning the members of our Board and our executive officers as of December 3, 2009. There is no blood or other familial relationship between or among our directors or executive officers.

NAME	AGE	POSITION and TERM
Carlton M. Johnson, Jr.	49	Director (since August 2001)
Helmut Falk, Jr.	53	Director (since December 1997)
Gloria H. Felcyn	62	Director (since October 2002)
Donald E. Schrock	64	Director (since April 2008)
Dharmesh Mistry	39	Nominee to Board
Clifford L. Flowers	51	Chief Financial Officer/Secretary (since September 17, 2007), Interim CEO (since October 5, 2009)

CARLTON M. JOHNSON, JR. Carlton Johnson has served as a director of the Company since 2001, and is Chairman of the Executive Committee of the Board of Directors. Mr. Johnson is in-house legal counsel for Roswell Capital Partners, LLC, a position he has held since June 1996. Mr. Johnson has been admitted to the practice of law in Alabama since 1986, Florida since 1982 and Georgia since 1997. He has been a shareholder in the Pensacola, Florida AV- rated law firm of Smith, Sauer, DeMaria Johnson and was President-Elect of the 500 member Escambia-Santa Rosa Bar Association. He also served on the Florida Bar Young Lawyers Division Board of Governors. Mr. Johnson earned a degree in History/Political Science at Auburn University and Juris Doctor at Samford University - Cumberland School of Law. Mr. Johnson is also a director and member of the audit and compensation committees of Peregrine Pharmaceuticals, Inc., a publicly held company.

HELMUT FALK, JR.  From 1992 until 2000, Dr. Falk served as the Director of Anesthesia of, and served on the medical executive committee for, The Johnson Memorial Hospital in Franklin, Indiana. Since 2000, Dr. Falk has worked at St. Francis Hospital in Mooresville, Indiana and currently serves as the Chairman of the Anesthesia Department and formerly served as the Chairman of its Pharmacy and Therapeutics Committee. Dr. Falk received his D.O. degree from the College of Osteopathic Medicine of the Pacific in 1987 and his B.S. in Biology from the University of California, Irvine in 1983. Dr. Falk is the son of the late Helmut Falk, who was the sole shareholder of nanoTronics and the Chairman and CEO of the Company until his death in July 1995. Dr. Falk is also an heir to the Helmut Falk Estate, which is the beneficial owner of the Company’s shares held by the Helmut Falk Family Trust.

GLORIA H. FELCYN. Gloria Felcyn has served as a director of the Company since October, 2002 and is the Chairman of the Audit Committee of the Board of Directors.  Since 1982, Ms. Felcyn has been the principal in her own certified public accounting firm, during which time she represented Helmut Falk Sr. and nanoTronics, along with other major individual and corporate clients in Silicon Valley.  Following Mr. Falk’s death, Ms. Felcyn represented his estate and family trust as Executrix and Trustee of the Falk Estate and The Falk Trust.  Prior to establishing her firm, Ms. Felcyn worked for the national accounting firm of Hurdman and Cranston from 1969 through 1970 and Price Waterhouse & Co. in San Francisco and New York City from 1970 through 1976, during which period, she represented major Fortune 500 companies. Subsequent to that, Ms. Felcyn worked in the field of international tax planning with a major real estate syndication company in Los Angeles until 1982 when she decided to start her own practice in Northern California.  A major portion of Ms. Felcyn’s current practice is “Forensic Accounting”, which involves valuation of business entities and investigation of assets. Ms. Felcyn has published tax articles for “The Tax Advisor” and co-authored a book published in 1982, “International Tax Planning”.  Ms. Felcyn has a degree in Business Economics from Trinity University and is a member of the American Institute of CPA’s.

DONALD E. SCHROCK.  Donald Schrock has been a director of the Company since April 2008 and is chairman of the Mergers & Acquisitions Committee. Mr. Schrock formerly served as Executive Vice President and President of Qualcomm Incorporated’s CDMA Technologies Group.  Under Mr. Schrock’s leadership, Qualcomm became the world’s largest fabless semiconductor company and the world’s leading supplier of CDMA chipsets and software.  During his tenure he led and directed Qualcomm’s $1Billion acquisition of Snaptrack, which accelerated the commercialization of advanced GPS service into wireless handsets, and was a cornerstone of Qualcomm Launchpad strategy.  In addition to his leadership at Qualcomm, Mr. Schrock served on the board of directors of the Fabless Semiconductor Association and Jazz Semiconductor, a privately held Mixed Signal and RF water foundry, until its merger with Acquicor Technology in 2007.  Mr. Schrock has also served as Vice President and Division Manager to several companies, including GM Hughes Electronics, Applied Micro Circuit, Burr-Brown Corporation, and spent 15 years with Motorola Semiconductor.  Mr. Schrock holds a BSEE with honors from the University of Illinois, has completed the coursework for an MSEE from Arizona State University, and has an Advanced Business Administration degree from Arizona State University.

DHARMESH MISTRY.  Dharmesh Mistry is a nominee to our board of directors and will serve as chair of our Technology Committee.    Mr. Mistry has over 16 years of experience working in the software development industry.  Since 2004, Mr. Mistry has been responsible for business development and global delivery of consulting services to the Independent Software Vendors segment of Cognizant Technology Solutions, a provider of IT consulting, technology and outsourcing services.  From 2000 to 2004, Mr. Mistry was Director of Professional Services – International Division for Verisign, Inc., a provider of internet infrastructure services.  Prior to his tenure at Verisign, Inc. Mr. Mistry was Technology Manager for Context Integration, Managing Consultant for Netscape Communications and Team Lead on the Oracle 8i Development team of Oracle Corporation.  Mr. Mistry holds a B.S. in Physics from Imperial College, London, England and a Master of Engineering in electrical engineering and applied physics from Cornell University.

CLIFFORD L. FLOWERS. Cliff Flowers became our Chief Financial Officer on September 17, 2007 and is Secretary of the Company.  On October 5, 2009 Mr. Flowers was named Interim CEO.  From May 2007 to September 17, 2007, Mr. Flowers was the interim CFO for BakBone Software Inc., working as a consultant on behalf of Resources Global Professionals, Inc.  From June 2004 through December 2006, Mr. Flowers was the senior vice president of finance and operations and CFO for Financial Profiles, Inc. a developer and marketer of software for the financial planning industry.  Prior to joining Financial Profiles, Mr. Flowers served as CFO of Xifin, Inc., a provider of hosted software services to the commercial laboratory marketplace.  Prior to Xifin, Mr. Flowers served for nine years in positions of increasing responsibility at Previo, Inc., a developer and marketer of various PC and server-based products, including back up and business continuity offerings.  As CFO of Previo, Mr. Flowers’ global responsibilities included all financial operations and legal affairs.  He earlier served as an audit manager with Price Waterhouse, LLP.  Mr. Flowers is a graduate of San Diego State University with a B.S. summa cum laude in Business Administration with an emphasis in accounting.

Vote Required; Board Recommendation

Directors are elected by plurality vote, meaning that (should there be more nominees than seats available) the nominees who receive the most votes will be elected for the term nominated, even if the number of votes received by any one or more nominees is less than a majority of the votes cast. Cumulative voting is not allowed in the election of directors. The Board recommends a vote in favor of each nominee set forth above.

BOARD OF DIRECTORS AND COMMITTEES

Board Committees

Our Board has two standing committees, the Audit Committee and the Compensation Committee.  In addition, the Board from time to time establishes special purpose committees and utilizes an Executive Committee for executive transitions and other matters.

Director Attendance

During the fiscal year ended May 31, 2009, the Board held a total of 13 meetings.  Board committees met as follows during the fiscal year ended May 31, 2009:  Audit Committee, 5 times; Compensation Committee, 7 times; and the Executive Committee 8 times. During such fiscal year, each of our directors attended at least 75% of the aggregate of (i) the total number of Board meetings and (ii) the total number of meetings held by all committees of the Board on which such director served during such year. The Board expects all directors to attend its annual stockholder meetings.  All of our directors attended last years Annual Meeting of Stockholders held October 30, 2008.

Director Independence

After review of all relevant transactions and relationships between each director and nominee, or any of his or her family members, and us, our senior executive management and our independent auditors, the Board has determined that all of our directors and nominees are independent under the listing standards of the NASDAQ Stock Market LLC (“NASDAQ”).  In making this determination, the Board considered that there were no new transactions or relationships between its current independent directors and the Company, its senior management and its independent auditors since last making this determination.  Each member of our Audit Committee, and each member of the Compensation Committee, is independent as defined by the listing standards of NASDAQ.

Audit Committee

Our Audit Committee has been established in accordance with Section 3(a)(58)(A) of the  Exchange Act, and is currently comprised of: Gloria H. Felcyn (Committee Chair) and Carlton M. Johnson, Jr. Each member of our Audit Committee is independent as defined under the applicable rules of the SEC and NASDAQ listing standards.  The Board has determined that Gloria H. Felcyn, who serves on the Audit Committee, is an “audit committee financial expert” as defined in applicable SEC rules.

The Board has adopted a written charter for the Audit Committee, a copy of which is available on our Web site—www.ptsc.com. The responsibilities of the Audit Committee, as more fully described in its charter, include reviewing our: (i) financial reports and information, (ii) systems of internal controls, (iii) auditing, accounting and financial reporting processes, (iv) compliance with legal requirements, (v) independent auditor’s qualifications and independence, and (vi) internal audit function performance and that of our independent auditors. During the fiscal year ended May 31, 2009, the Audit Committee held a total of 5 meetings.

Compensation Committee

Our Compensation Committee is currently comprised of the following, each of whom is independent as defined under applicable NASDAQ and SEC rules: Carlton M. Johnson, Jr. (Committee Chair), Gloria H. Felcyn, and Helmut Falk Jr. During the fiscal year ended May 31, 2009, our Compensation Committee held a total of 7 meetings.

The Compensation Committee reviews and recommends to the Board the salaries, bonuses and perquisites of our executive officers. The Compensation Committee also reviews and recommends to the Board any new compensation or retirement plans and administers our 2001, 2003 and 2006 Stock Option Plans.  The Compensation Committee also reviews and approves corporate goals and objectives relevant to the compensation of our executive officers and evaluates their performance in light of these goals and objectives.  The Compensation Committee operates under a charter, a copy of which is available on our Web site—www.ptsc.com.  Changes to the charter are recommended by the Compensation Committee and must be approved by the Board.

Nominating Committee

We do not have a standing nominating committee and therefore do not have a nominating committee charter.  We believe that it is appropriate not to have such a committee because the full Board participates in the decision of who to nominate to the Board.

Although we do not have a formal policy that outlines a process whereby security holders may submit recommendations for Board nominees, we do facilitate communications from security holders to our Board on any topic as described in the section of this Proxy Statement entitled "STOCKHOLDER PROPOSALS AND COMMUNICATIONS." We believe that his process is adequate for considering the recommendations of our stockholders.

Qualifications for Director nominees are considered on a case by case basis, and may include factors including diversity in background, specific skills needed for committee roles, and in general experience that can complement the backgrounds of existing Board members.   The Board has no specific process for identifying and evaluating nominees to the Board, but generally tries to identify individuals known to existing Board members who will provide a broad range of characteristics, including diversity, management skills, financial, technological and business experience, as well as the ability to commit the requisite time for preparation and attendance at regularly scheduled meetings and to participate in other matters necessary for good corporate governance.  The Board has no policy regarding any differences in the manner in which it evaluates nominees recommended by a stockholder.  Each of the nominees for the Board are standing for re-election, except for Dharmesh Mistry, who is standing for election for the first time and was recommended by a non-management director.

Audit Committee Report

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 (“Securities Act”) or the Exchange Act that might incorporate this Proxy Statement or future filings with SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

The Audit Committee has reviewed and discussed the audited financial statements with management.

The Audit Committee has discussed with our independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380),1 as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding our independent accountant's communications with the Audit Committee concerning independence, and has discussed with our independent accountant our independent accountant's independence.

Based on the review and discussions referred to in the paragraphs above in this Audit Committee Report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's annual report on Form 10-K for the last fiscal year for filing with the SEC.

Gloria H. Felcyn, Chairperson
Carlton M. Johnson, Jr.

Compensation Committee Interlocks and Insider Participation.

During the fiscal year ended May 31, 2009, the following individuals served as members of the Compensation Committee: Carlton M. Johnson, Jr. (Committee Chair), Gloria H. Felcyn, and Helmut Falk Jr. None of the individuals who served on the Compensation Committee during such year has ever served as an officer or employee of the Company or any of its subsidiaries or has any relationships with the Company or any of its subsidiaries requiring disclosure under Item 404 of Regulation S-K. The Compensation Committee members have no interlocking relationships requiring disclosure under Item 407(e)(4)(iii) of Regulation S-K.

Transactions With Directors, Executive Officers and Principal Stockholders

The Audit Committee reviews and approves all transactions between us and any of our directors, executive officers, director nominees or any immediate family member of any such person.

There were no transactions, or series of transactions during the fiscal year ended May 31, 2009, nor are there any currently proposed transactions, or series of transactions, to which we are a party, in which the amount exceeds $120,000, and in which to our knowledge any director, executive officer, nominee, five percent or greater stockholder, or any member of the immediate family of any of the foregoing persons, has or will have any direct or indirect material interest.

During the past five years, no current director, executive officer or nominee for the Board has been involved in any legal proceedings that are material to an evaluation of their ability or integrity to become our director or executive officer.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  Our Code of Ethics is available on our website at www.ptsc.com under the link “Investors” and “Management Team”.

Compensation Committee Report

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

The Compensation Committee of the Company has reviewed and discussed with management the Compensation Discussion and Analysis for our fiscal year ended May 31, 2009. Based on the review and discussions, the Compensation Committee recommended to the Board of Directors, and the Board of Directors has approved, that the Compensation Discussion and Analysis be included in this Proxy Statement for our 2009 annual meeting of stockholders.

This report is submitted by the Compensation Committee.

Carlton M. Johnson, Jr., Chairperson
Gloria H. Felcyn
Helmut Falk, Jr.

EXECUTIVE COMPENSATION

Overview

In this section we review our plans and programs for compensating our executive officers who are named in the Summary Compensation Table below.

Compensation Discussion and Analysis

Compensation Philosophy and Objectives. The Compensation Committee is committed to the general principle that overall executive compensation should be commensurate with corporate performance, the performance of the individual executive officers, and the attainment of predetermined corporate goals. The primary objectives of our executive compensation program are to:

☐	reward the achievement of desired corporate and individual performance goals;

☐	provide compensation that enables us to attract and retain key executives; and

☐	provide compensation opportunities that are linked to our performance and that directly link the interests of executives with the interests of stockholders.

We balance our executive compensation program to provide a level of compensation opportunity that is competitive with those offered by companies in comparable industries and of comparable development, complexity and size. In determining compensation levels, the Compensation Committee considers a number of factors, including corporate performance, both separately and in relation to other companies competing in our markets, the individual performance of each executive officer, comparative compensation surveys concerning compensation levels and stock grants at other companies, our historical compensation levels and stock awards, and the overall competitive environment for executives and the level of compensation necessary to attract and retain key executives. Compensation levels may be greater or less than competitive levels in comparable companies based upon factors such as annual and long-term corporate and individual performance.

Executive Compensation Program Components.  Our executive compensation program consists of base salary, bonuses and stock options.  The particular elements of the compensation program are discussed more fully below.

Base Salary

Base salary levels of executives are determined by the potential impact of the individual on the Company and corporate performance, the skills and experience required by the position, the individual performance and potential of the executive, and market data for comparable positions in companies in comparable industries and of comparable development, complexity and size. Base salaries for executives are generally evaluated and adjusted annually. The Compensation Committee has the discretionary authority to adjust such base level salaries based on our actual and projected performance, including factors related to revenue and profitability. In considering our performance in fiscal year 2009 in relation to the performance of other companies in our industry generally, we feel that the current compensation levels of our executive officers are appropriate.

The Omnibus Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code limiting corporate deductions to $1,000,000 for certain types of compensation paid to the chief executive officer and each of the four other most highly compensated executives of publicly held companies. We do not believe that we will pay “compensation” within the meaning of Section 162(m) to such executive officers in excess of $1,000,000 in the foreseeable future. Therefore, we do not have a policy at this time regarding qualifying compensation paid to our executive officers for deductibility under Section 162(m), but will formulate a policy if compensation levels ever approach $1,000,000.

Base salary is the only element of compensation that is used in determining the amount of contributions permitted under our 401(k) plan.

Bonuses

The Compensation Committee may establish the goals and measurements for bonuses to align executive pay with achievement of critical strategies and operating goals.  The targets for executive officers have been set at 50% of base salary for our Chief Executive Officer and 40% of base salary for other officers, except as otherwise reflected in individual employment contracts.

The Compensation Committee typically determines that one-half of the bonus shall be based on the achievement of revenue and profit goals and the other half on achievement of specific strategic objectives.  The Compensation Committee has determined that there will be no payout for the portions based on revenue and profit unless at least 90% of the revenue and profit goals have been met.

During the fiscal year 2009, we paid the following bonuses to our named executive officers:  $250,000 to Mr. Goerner, our CEO until October 5, 2009, for completion of his interim period on November 29, 2008, $50,000 to Mr. Flowers, our CFO and currently our Interim CEO as well, per his employment contract and $53,750 to Mr. Bibeau, our Vice President of Business Development CEO until October 5, 2009, for his milestones relating to our merger and acquisition activities.  During fiscal 2008, we accrued $83,000 and $11,000, respectively, for Mr. Goerner and Mr. Bibeau’s bonuses as shown in the Summary Compensation Table below.

Stock Options

We use stock options to enable key executives to participate in a meaningful way in our success and to link their interests directly with those of stockholders. The number of stock options we grant to executives is based upon a number of factors, including base salary level and how such base salary level relates to those of other companies in our industry, the number of options previously granted, individual and corporate performance during the year, and the size and nature of option packages granted to comparable employees in comparable companies.

We set the exercise price of stock options at the fair market value of our Common Stock on the date of grant.  Fair market value is determined as the closing price of our stock on the grant date.  We do not backdate options or grant options retroactively.  We do not loan funds to employees to enable them to exercise stock options.

All of our stock options are granted at the sole discretion of the Board or the Compensation Committee.  Named executive officers may be granted stock options in accordance with terms of their employment contracts.

For the fiscal year ended May 31, 2009, no named executive officers received options to purchase our Common Stock.

Benefits

Named executive officers also participate in our benefit plans on the same terms as other employees.  These plans include medical and dental insurance, as well as life and disability insurance.

Retirement Plan

We maintain a 401(k) plan for all eligible employees.  Pursuant to the plan, we provide a 50% match on the first 6% of a participant’s compensation.  Matching contributions vest over a three year period.  Participants choose to invest their account balances from a selection of funds provided by the plan fiduciary.  None of the investment options are in our stock.

Severance Benefits

We provide severance benefits to ease our executives’ transition due to an unexpected employment termination by us due to on-going changes in our employment needs.  Our Interim Chief Executive Officer and Chief Financial Officer is entitled to severance benefits as specified in his employment contract.

Change in Control

We provide change in control benefits as an incentive to our key employees to remain with us despite uncertainties while a transaction is under consideration or pending.  Our Interim Chief Executive Officer and Chief Financial Officer is entitled to change in control benefit payments as specified in his employment contract.

Management’s Role in Establishing Compensation

Our named executive officers do not determine or approve any element or component of their own base salary, annual incentive awards, long-term incentives or other aspects of compensation.  The named executive officers do provide input and make recommendations to the Compensation Committee with respect to the compensation of officers who report to them.  These recommendations are based on various factors, including individual contribution and performance, company performance, labor market conditions, complexity and importance of roles and responsibilities, reporting relationships, retention needs and internal pay relationships.

Summary Compensation Table

The following table summarizes the compensation of the named executive officers for the fiscal years ended May 31, 2009, 2008 and 2007.  For fiscal 2009 and 2008, the named executive officers are our Chief Executive Officer, Chief Financial Officer and Vice President of Business Development. For fiscal 2007, the named executive officers are our Chief Executive Officer and Chief Financial Officer.

Summary Compensation Table
For Fiscal Years Ended May 31, 2009, 2008 and 2007

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($)(1)	All Other Compensation ($) (2)	Total Compensation ($)
Frederick C. Goerner, CEO (a)	2009	$262,000	(3)	$167,000	$135,544	$3,628	$568,172
Frederick C. Goerner, CEO	2008	66,508	(3)	83,000	153,849	-	303,357

James L. Turley, CEO (b)	2008	174,145		-	144,157	118,782	437,084

David H. Pohl, CEO (c)	2008	5,668		-	-	104,893	110,561
David H. Pohl, CEO	2007	247,279		50,000	1,636,137	7,368	1,940,784

Clifford L. Flowers, CFO	2009	229,543	(4)	50,000	76,453	6,857	362,853
Clifford L. Flowers, CFO	2008	160,096		-	62,530	2,856	225,482

Thomas J. Sweeney, CFO (d)	2008	82,688		-	34,763	--	117,451
Thomas J. Sweeney, CFO	2007	223,875		15,000	123,763	--	362,638

Paul R. Bibeau, (e)	2009	228,742		42,750	87,115	6,137	364,744
V.P. Business Development
Paul R. Bibeau,	2008	47,541		11,000	22,245	-	80,786
V.P. Business Development

1.
Represents the compensation costs of stock options for financial reporting purposes for fiscal 2009, 2008 and 2007, computed in accordance with SFAS 123R, rather than an amount paid to or realized by the named executive officer. See Note 2 to the financial statements in our Annual Report on Form 10-K for the fiscal year ended May 31, 2009 for the assumptions made in determining SFAS 123R values.  The SFAS 123R value as of the grant date for options is spread over the number of months of service required for the grant to become non-forfeitable.  In addition, ratable amounts expensed for grants that were granted in prior years are included.  There were no forfeited awards of options granted to named executive officers for the fiscal years ended May 31, 2009 and 2007.  For the fiscal year ended May 31, 2008, Mr. Turley forfeited 1,500,000 options due to vesting criteria not being met upon his resignation (for more information see the Potential Payments on Termination or Change in Control section of this report).

2.	See the All Other Compensation Table below for details of the total amounts represented.

3.	Mr. Goerner’s base salary was $250,000 plus a $1,000 per month auto allowance.

4.	Mr. Flowers’ base salary increased from $225,000 to $231,750 on October 1, 2008.

(a)	Mr. Goerner served as CEO from February 28, 2008 until October 5, 2009 and was replaced by Mr. Flowers.

(b)	Mr. Turley served as CEO from June 5, 2007 until February 28, 2008 and was replaced by Mr. Goerner.

(c)	Mr. Pohl served as CEO until June 5, 2007 and was replaced by Mr. Turley.

(d)	Mr. Sweeney served as CFO until September 17, 2007 and was replaced by Mr. Flowers.

(e)	Mr. Bibeau served as V.P. of Business Development until October 5, 2009.

All Other Compensation Table
For Fiscal Years Ended May 31, 2009, 2008 and 2007

Name and Principal Position	Year	Vacation Payout On Termination ($)	Relocation ($) (1)	401(k) Company Match ($)	Severance ($) (2)	Total ($)
James L. Turley, CEO	2008	$6,761	$13,608	$3,221	$95,192	$118,782

David H. Pohl, CEO	2008	4,723	-	170	100,000	104,893
David H. Pohl, CEO	2007	-	-	7,368	-	7,368

Frederick C. Goerner, CEO	2009	-	-	3,628	-	3,628

Clifford L. Flowers, CFO	2009	-	-	6,857	-	6,857
Clifford L. Flowers, CFO	2008	-	-	2,856	-	2,856

Paul R. Bibeau,	2009	-	-	6,137	-	6,137
V.P. Business Development

1.	We reimbursed Mr. Turley for relocation expenses per provisions of his employment contract.

2.	Includes amounts both accrued and paid in fiscal year 2008 for Mr. Turley. Mr. Pohl’s severance was paid entirely in fiscal 2008.

The following table shows the number of shares covered by exercisable and un-exercisable options held by our named executive officers as of May 31, 2009.

Outstanding Equity Awards
as of May 31, 2009

Name	Number of Securities Underlying Options (#)Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price($)	Option Expiration Date
Frederick C. Goerner	1,000,000		2,000,000	(1)	$0.40	2/28/2013
Clifford L. Flowers	384,375		365,625	(2)	0.45	9/17/2012
Paul R. Bibeau	400,000	(3)	-		0.38	3/17/2013

1.
1,000,000 and 1,000,000 options granted under the 2003 and 2006 Stock Option Plans, respectively, are performance grants which vest upon any one of the following:  the successful closing of a merger or acquisition brought forth primarily due to the efforts of the optionee, the listing of the Company on the AMEX or NASDAQ stock exchanges, a sustained substantial increase in shareholder value directly resulting from an optionee action approved by the Board, or approval by the Board for the partial vesting of the option.

2.
During fiscal 2008, 150,000 options were exercisable.  The remaining 600,000 options vest over a period of four years beginning September 17, 2008.  On October 1, 2008, the Compensation Committee authorized 25% or 146,875 of Mr. Flowers’ unvested options to immediately vest.

3.
200,000 options fully vested on September 17, 2008.  74,000, 123,000 and 3,000 options granted under the 2001, 2003 and 2006 Stock Option Plans, respectively, are performance grants which vest upon successful closure of one or more M&A transactions which exceed a certain dollar amount in cash/equity consideration for the Company.  On April 19, 2009, the Compensation Committee authorized Mr. Bibeau’s performance grants to immediately vest.

Employment Contracts

We had an employment agreement with Mr. Pohl.  Under terms of the agreement, upon his retirement as CEO on June 5, 2007, Mr. Pohl was paid a severance payment of $100,000 payable in bi-weekly installments over a six month period that ended December 2007.

We had an employment agreement with Mr. Sweeney. Under the terms of the agreement, Mr. Sweeney was paid a salary of $1,125 per day, subject to increase at our sole discretion. Mr. Sweeney was also entitled to a cash bonus, stock options and severance pay, in each case, as determined by the Compensation Committee in its sole discretion. During the course of Mr. Sweeney’s employment with us, Mr. Sweeney remained a partner of Tatum CFO Partners, LLP (“Tatum”). As a partner of Tatum, Mr. Sweeney shared with Tatum a portion of his economic interest in any stock options or equity bonus that we paid him, to the extent specified in a Part-Time Engagement Resources Agreement between us and Tatum. Mr. Sweeney was eligible for our 401(k) plan and for vacation and holidays consistent with our policy as it applies to senior management.

We had an employment agreement with Mr. Turley for a one-year term.  Upon Mr. Turley’s resignation on February 28, 2008, he was entitled to a severance payment of $95,192, which was paid bi-weekly over a seven month period that ended in August 2008.

In connection with Mr. Flowers’ appointment as Chief Financial Officer on September 17, 2007, we entered into an Employment Agreement (the “Flowers Agreement”) with Mr. Flowers for an initial 120-day term if not terminated pursuant to the Flowers Agreement, with an extension period of one year and on a day-to-day basis thereafter.  Pursuant to the Flowers Agreement, Mr. Flowers is to receive a base salary of $225,000 per year and is eligible to receive an annual merit bonus of up to 50% of his base salary, as determined in the sole discretion of the Board.  Also pursuant to the Flowers Agreement and on the date of the Flowers Agreement, Mr. Flowers received a grant of non-qualified stock options to purchase 150,000 shares of our Common Stock and a grant of non-qualified stock options to purchase 600,000 shares of our Common Stock.  The Flowers Agreement also provides for Mr. Flowers to receive customary employee benefits, including health, life and disability insurance.

Pursuant to the Flowers Agreement, if Mr. Flowers is terminated without cause or resigns with good reason within the first two years of employment, he is entitled to receive an amount equal to his annual base salary for the greater of (i) 6 months or (ii) the period remaining in the extended one-year term.  If Mr. Flowers is terminated without cause or resigns with good reason any time after two years of continuous employment, he is entitled to receive an amount equal to 12 months of his annual base salary.  Mr. Flowers is also entitled to certain payments upon a change of control of the Company if the surviving corporation does not retain him.  All such payments are conditional upon the execution of a general release.

In connection with Mr. Goerner’s appointment as Interim President and Chief Executive Officer, and commencing on February 29, 2008, we entered into an Employment Agreement (the “Goerner Agreement”) with Mr. Goerner, terms of which were finalized May 19, 2008. The Goerner Agreement was for an initial 120-day term if not terminated pursuant to the agreement, with an extension period of one year and on a continuing basis thereafter.  Pursuant to the Goerner Agreement, Mr. Goerner was to receive a base salary of $250,000 per year and was eligible to receive a bonus of 100% of his base salary at the time his position was converted by the Board to standing President/CEO or nine months from the effective date of the Goerner Agreement.  If Mr. Goerner was terminated without cause during the nine month period after the effective date he would have been entitled to receive a pro-rata portion of the bonus based on the term of his actual employment with us.  Also pursuant to the Goerner Agreement and on the date of the Goerner Agreement, Mr. Goerner received a grant of incentive stock options to purchase 250,000 shares of our Common Stock and non-qualified stock options to purchase 50,000 shares of our Common Stock.  Mr. Goerner also received a grant of non-qualified stock options to purchase 700,000 shares of our Common Stock to vest upon conversion of his position to standing President/CEO or nine months from the effective date of the Goerner Agreement, whichever is first to occur and Mr. Goerner also received a grant of non-qualified stock options to purchase 2,000,000 shares of our Common Stock to vest upon meeting performance conditions outlined in the grant.  The Goerner Agreement also provided for Mr. Goerner to receive customary employee benefits, including health, life and disability insurance, and an automobile allowance.

Pursuant to the Goerner Agreement, if Mr. Goerner was terminated without cause within the first year of employment, after the initial 120-day term, he would have been entitled to receive an amount equal to his base salary for the period remaining in the Goerner Agreement.  Payments would have been conditional upon the execution of a general release.

Effective October 5, 2009, Mr. Goerner was relieved from his position as Chief Executive Officer and President of the Company and the Goerner Agreement was terminated.  No material early termination penalties were incurred by the Company in connection with the termination of the Goerner Agreement.

Potential Payments on Termination or Change in Control

As stated in the Employment Contracts section above, Mr. Flowers is entitled to severance payments should he be terminated without cause or resign for good reason as specified in the Flowers Agreement.

In order to be entitled to the severance payments, Mr. Flowers must sign a separation agreement which includes a general release of all claims and a non-disparagement agreement.  Payments are to be made by us according to our payroll schedule for a minimum period of six months.

The table below estimates the amounts payable upon a separation as if Mr. Flowers were separated on May 31, 2009.

Severance Payment Estimates
May 31, 2009

Name	Severance Pay ($)	Severance Payable Through
Clifford L. Flowers	115,875	11/17/09

Mr. Flowers is entitled to a change in control payment should the surviving company not retain him after a merger or acquisition, additionally all of his unvested stock options vest and become exercisable as of the date of the change in control.  A lump sum payment is to be made by us to Mr. Flowers as specified in the Flowers Agreement.

The table below was prepared as though a Change in Control occurred and Mr. Flowers’ employment was terminated on May 31, 2009.

Change in Control Payment Estimate
May 31, 2009

Name	Severance Pay ($)	Stock Options (Black-Scholes Value) ($)	Total ($)
Clifford L. Flowers	$115,875	$110,321	$226,196

Director Compensation

As described more fully below, this table summarizes the annual cash compensation for our non-employee directors during the fiscal year ended May 31, 2009.

Director Compensation
For Fiscal Year Ended May 31, 2009

Name	Fees Earned or Paid in Cash ($)		Option Awards ($) (1)	All Other Compensation	Total Compensation ($)
Carlton M. Johnson, Jr.	$142,200	(2)	$-	--	$142,200
Gloria H. Felcyn	118,000	(3)	-	--	118,000
Helmut Falk, Jr.	36,000		-	--	36,000
Harry L. Tredennick, III	36,000		-	--	36,000
Donald E. Schrock	70,800	(4)	43,138	--	113,938

1.
Represents the compensation costs of stock options for financial reporting purposes for fiscal 2009, computed in accordance with SFAS 123R, rather than an amount paid to or realized by the director. See Note 2 to the financial statements in our Annual Report on Form 10-K for the assumptions made in determining SFAS 123R values.  There can be no assurance that the SFAS 123R amounts will ever be realized.  Amount represents the fiscal 2009 vesting of Mr. Schrock’s options originally issued April 17, 2008 with a grant date fair value of $0.26 and a vesting period of 18 months from issuance.

2.
Consists of $35,400 board fee, $36,000 Phoenix Digital Solutions, LLC management committee fee, $35,400 Compensation Committee Chair fee and $35,400 Executive Committee Chair fee.  In May 2009, Mr. Johnson’s Patriot board fees were reduced by 20%.

3.	Consists of $35,400 board fee and $82,600 Audit Committee Chair fee. In May 2009, Ms. Felcyn’s board fees were reduced by 20%.

4.	Consists of $35,400 board fee and $35,400 Corporate Development, M & A Committee Chair fee. In May 2009, Mr. Schrock’s board fees were reduced by 20%.

At May 31, 2009 the aggregate number of options outstanding was:  Mr. Johnson - 1,400,000 shares, Ms. Felcyn - 950,000 shares, Mr. Falk - 900,000 shares, Mr. Tredennick – 100,000 shares and Mr. Schrock - 250,000 shares.

Directors who are not our employees are compensated for their service as a director as shown in the table below:

Schedule of Director Fees
May 31, 2009

Compensation Item	Amount
Board	$36,000/28,800(1)
Corporate Development, M & A Committee Chair	28,800
Audit Committee Chair	67,200
Compensation Committee Chair	28,800
Executive Committee Chair	28,800
Phoenix Digital Solutions, LLC Management Committee Board Member	36,000

1.	Mr. Johnson, Ms. Felcyn and Mr. Schrock receive the lesser amount in conjunction with their fee reductions implemented in May 2009.

All retainers are paid in monthly installments.

Other

We reimburse all directors for travel and other necessary business expenses incurred in the performance of their services for us.

INDEPENDENT PUBLIC ACCOUNTANTS

To help ensure the independence of our independent auditor, the Audit Committee has approved and adopted a Policy on Engagement of Independent Auditor, which is available on our web site at www.ptsc.com.  The content of our website is not incorporated herein.

Pursuant to the Policy on Engagement of Independent Auditor, the Audit Committee is directly responsible for the appointment, compensation and oversight of the independent auditor. The Audit Committee pre-approves all audit services and non-audit services to be provided by the independent auditor and has approved 100% of the audit, audit-related and tax fees listed below. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented at the next Audit Committee meeting for ratification.

Each audit, non-audit and tax service that is approved by the Audit Committee will be reflected in a written engagement letter or writing specifying the services to be performed and the cost of such services, which will be signed by either a member of the Audit Committee or by one of our officers authorized by the Audit Committee to sign on our behalf.

The Audit Committee will not approve any prohibited non-audit service or any non-audit service that individually or in the aggregate may impair, in the Audit Committee’s opinion, the independence of the independent auditor.

In addition, since January 1, 2003, our independent auditor may not provide any services to our officers or Audit Committee members, including financial counseling or tax services.

Audit Fees

During the fiscal years ended May 31, 2009 and 2008, the aggregate fees billed by our principal accountants for professional services rendered for the audit of our annual financial statements, audits of effectiveness of internal control over financial reporting, and reviews of quarterly financial statements included in our reports on Form 10-Q, and audit services provided in connection with other statutory or regulatory filings were $399,217 and $219,681, respectively.

Audit-Related Fees

During the fiscal years ended May 31, 2009 and 2008, the aggregate fees billed by our principal accountants for assurance and related services reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees” were $111,650 and $10,050, which were primarily for review of registration and proxy statements in fiscal 2008 and services related to the acquisition of our subsidiary Patriot Data Solutions Group, Inc. in fiscal 2009.

Tax Fees

During the fiscal years ended May 31, 2009 and 2008, the aggregate fees billed by our principal accountant for tax compliance, tax advice and tax planning rendered on our behalf were $51,654 and $22,840, respectively, which related to the preparation of federal and state income tax returns.

All Other Fees

Our principal accountant billed no other fees for the fiscal years ended May 31, 2009 and 2008, except as disclosed above.

STOCKHOLDER PROPOSALS AND COMMUNICATIONS

Under certain circumstances, stockholders who qualify under applicable SEC rules are entitled to have us include stockholder proposals in our proxy statement for presentation at a meeting of stockholders. We intend to hold our next annual meeting of stockholders in October 2010. A qualifying stockholder who desires to have his or her proposal included on our proxy card and included in our proxy statement for the next annual meeting of stockholders must submit such proposals to us in writing no later than June 1, 2010. Proposals received by us after such date will be considered untimely. Stockholder proposals should be directed to the attention of the Corporate Secretary, addressed as follows: Patriot Scientific Corporation, Mr. Clifford L. Flowers, Corporate Secretary, 6183 Paseo Del Norte, Suite 180, Carlsbad, CA 92011. The submission of a proposal does not guarantee that it will be included in the proxy statement or proxy. Stockholder proposals are subject to certain regulations and requirements under the federal securities laws.

Stockholders who intend to submit proposals to the stockholders at the next annual meeting of stockholders but intend to submit such proposals on their own, either from the floor or through their own proxy statement and proxy, must submit such proposals to the Corporate Secretary in writing by August 15, 2010 in order for such matters to be voted upon by the stockholders.  Stockholder proposals should be directed to the attention of the Corporate Secretary, addressed as follows: Patriot Scientific Corporation, Mr. Clifford L. Flowers, Corporate Secretary, 6183 Paseo Del Norte, Suite 180, Carlsbad, CA 92011.

The persons named as proxies for the next annual meeting of stockholders will have discretionary authority to vote on any stockholder proposal not included in our proxy materials for the meeting, unless we receive notice of the proposal by August 15, 2010. If proper notice is received by that date, the proxy holders will not have discretionary voting authority except as provided in federal regulations governing stockholder proposals.

We encourage stockholders to communicate with members of the Board. Stockholders wishing to communicate with directors may send correspondence addressed as follows: Patriot Scientific Corporation, Mr. Clifford L. Flowers, Corporate Secretary, 6183 Paseo Del Norte, Suite 180, Carlsbad, CA 92011. All communications will be provided directly to the Board.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders unless the affected stockholder has notified us that they wish to continue receiving multiple copies. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year we may be “householding” our Proxy Statement and Annual Report. A single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. We will deliver promptly upon written or oral request a separate copy of the annual report or proxy statement to a security holder at a shared address to which a single copy of the document was delivered.  If, at any time, a stockholder no longer wishes to participate in “householding” and would prefer to receive a separate proxy statement and annual report, the affected stockholder may contact Mr. Clifford L. Flowers, Corporate Secretary, Patriot Scientific Corporation, 6183 Paseo Del Norte, Suite 180, Carlsbad, CA 92011 or (760) 547-2700. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should also contact Mr. Flowers as indicated in the preceding sentence.

FINANCIAL AND OTHER AVAILABLE INFORMATION

We are subject to the informational and reporting requirements of Section 13 of the Exchange Act and in accordance with those requirements file reports and other information with the SEC. Such reports and other information filed with the SEC are available for inspection and copying at the Public Reference Branch of the SEC, located at Room 1024, 450 Fifth Street N.W., Washington, DC 20549, at prescribed rates. Our filings under the Exchange Act may also be accessed through the SEC's web site (http://www.sec.gov).

Our Annual Report on Form 10-K for the year ended May 31, 2009, including our annual financial statements, as filed with the SEC under the Exchange Act, constitutes the annual report to stockholders and is being mailed with this Proxy Statement. UPON REQUEST AND PAYMENT OF A REASONABLE FEE TO COVER OUR EXPENSES, WE WILL FURNISH ANY PERSON WHO WAS A STOCKHOLDER AS OF THE RECORD DATE, A COPY OF ANY EXHIBIT TO THE FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 2009. ANY SUCH WRITTEN REQUEST MAY BE ADDRESSED TO CLIFFORD L. FLOWERS, SECRETARY, PATRIOT SCIENTIFIC CORPORATION, 6183 PASEO DEL NORTE, SUITE 180, CARLSBAD, CA 92011. THE WRITTEN REQUEST MUST CONTAIN A GOOD FAITH REPRESENTATION THAT, AS OF THE RECORD DATE, THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF OUR COMMON STOCK.

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting of Stockholders
to be Held on January 28, 2010

The proxy statement and our 2009 annual report to stockholders, which includes our Annual Report on Form 10-K for
2009, are available at www.shareholdermaterial.com/ptsc

PATRIOT SCIENTIFIC CORPORATION,
CARLSBAD CORPORATE PLAZA, 6183 PASEO DEL NORTE, SUITE 180,
CARLSBAD, CALIFORNIA 92011 - (760) 547-2700

PROXY - PATRIOT SCIENTIFIC CORPORATION - PROXY
THIS PROXY RELATES TO AN ANNUAL MEETING OF THE STOCKHOLDERS
TO BE HELD JANUARY 28, 2010

The undersigned hereby appoints Clifford L. Flowers with full power of substitution, as attorney and proxy to vote all shares of common stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Patriot Scientific Corporation (“Company”) to be held at 2 p.m. (Central Standard Time) at the InterContinental Chicago, 505 North Michigan Avenue, Chicago, Illinois 60611 on January 28, 2010, and any postponements and adjournments thereof, as follows:

The Board of Directors recommends a vote FOR proposals 1 and 2

1.    PROPOSAL TO RATIFY KMJ CORBIN & COMPANY, LLP AS INDEPENDENT AUDITORS.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.   ELECTION OF DIRECTORS. To elect the following named persons as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified: (i) Helmut Falk, Jr., (ii) Gloria H. Felcyn, (iii) Carlton M. Johnson Jr., (iv) Donald E. Schrock, (v) Dharmesh Mistry.

☐ FOR all nominees listed above (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY (do not vote for any of the nominees listed above)

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the line)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

I understand that I may revoke this proxy only by, at any time before it is exercised, delivering a written notice of revocation to Mr. Clifford L. Flowers, Secretary of the Company, at the address above, or by submitting a duly executed proxy bearing a later date, or by attending the annual meeting and, having notified the Secretary in writing of revocation, voting in person.

Dated:

(Signature)

(Signature if jointly held)

(Printed name(s))

(Please date and sign exactly as name or names appear on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS SPECIFIED
THIS PROXY WILL BE VOTED FOR THE PROPOSALS NOTED AND, AS TO ANY OTHER BUSINESS CONSIDERED
AT THE ANNUAL MEETING, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES.